EXHIBIT 10.2

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (hereinafter referred to as "Agreement") is made and effective this 9th day of May, 2002, by and between Aberdeen Idaho Mining Company, an Idaho corporation, whose address is 601 W. Main Ave., Suite 1017, Spokane, WA 99201, (hereinafter referred to as "Seller"), and Silver Eagle Mining Company, whose address is Box 469, 413 Cedar Street, Wallace, ID 83873 (hereinafter referred to as "Purchaser").

RECITALS

WHEREAS, Seller is in possession of certain mining claims, all as more specifically described in Exhibit A, attached hereto and incorporated herein by this reference, located in Shoshone County, Idaho, (hereinafter referred to as the "Property");

WHEREAS, Purchaser wishes to purchase and Seller wishes to sell the Property on the terms and conditions of this agreement; and

NOW, THEREFORE, in consideration of the foregoing and the following mutual benefits and the promises and considerations herein exchanged, the parties, intending to be legally bound, do hereby agree as follows:

AGREEMENT

Agreement to Purchase and Sell.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase and Seller agrees to sell the Property.

Purchase Price; Closing; Closing Costs.

(a)

Purchaser agrees to pay to Seller in cash at closing the sum of One Dollar  ($1.00) for the Property plus certain hold harmless and indemnification representations set forth in this Agreement (hereinafter referred to as the "Purchase Price").

(b)

Closing of the transactions contemplated by this Agreement shall be accomplished on or before May 31, 2002, by Purchaser delivering to Seller the Purchase Price in exchange for Seller delivering to Purchaser fully executed Quitclaim Deed substantially in the form attached hereto as Exhibit B.

(c)

Purchaser assumes liability for and agrees to pay its prorated share when due any and all state and local property taxes, levies and assessments, if any, for the entire period during which this transaction is completed, and Purchaser shall pay all document recording fees, title search fees, or other expenses incident to the completion of this transaction.

Representations and Warranties.

(a)

Purchaser expressly acknowledges and agrees that Seller has made no representation or warranty concerning its right, title or interest in or to the Property, or the type, quality or condition of any improvements or appurtenances thereto.

(b)

Purchaser expressly acknowledges, represents and warrants that it is familiar with the title to the Property and the type, quality and condition of any and all improvements and appurtenances thereto.

(c)

Purchaser expressly acknowledges that 16 of the claims are not in good standing and by this document Purchaser is acquiring Seller’s rights related to any possible appeal of the Bureau of Land Management’s decision of October 1, 2001 relating to the claims.

4.  Indemnification

(a)

Purchaser agrees to indemnify, defend, and hold Seller, and Seller’s officers, directors and including all successor and future officers and directors (“Seller Parties”), harmless from and against the amount of any actual or potential damage, loss, cost or expense (including reasonable attorneys’ fees and settlement costs) to Seller Parties occasioned by or caused by, resulting from, or arising out of Environmental, Health and Safety Laws, including Environmental, Health and Safety Laws relating to air, water, land and the generation, storage, use handling, transportation, treatment or disposal of Hazardous Substances.

(b)

 “Environmental, Health and Safety Laws” means any federal, state or local Law now or hereafter in effect, including, without limitation, any judicial or administrative interpretation thereof, any judicial or administrative order, consent decree or judgment, or agreement with any Government Authority, relating to (a) pollution, exposure to oil, pollutants, contaminants, hazardous or toxic materials or waste, (b) the protection, preservation or restoration of the environment, including laws relating to exposures to, or emissions, discharges, releases or threatened releases of oil, pollutants, contaminants, hazardous or toxic materials or wastes into ambient air, surface water, ground water or land surface or subsurface strata or (c) the manufacture, processing, labeling, distribution, use, treatment, storage, transport, handling or disposal or oil, pollutants, contaminants, hazardous or toxic materials or wastes or relating to the environment, plant and animal life, natural resources or health, safety or any Hazardous Substance.  “Environmental, Health and Safety Laws” include, without limitation, (i) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. §§ 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 5101 et seq., the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq., and the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq., in each case as amended from time to time, and any other federal, state or local Laws now or hereafter relating to any of the foregoing, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Hazardous Substance.

(c)

“Hazardous Substances” means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental, Health and Safety Law.  The term “Hazardous Substances” includes, without limitation, any substance to which exposure is regulated by any Governmental Authority or any Environmental, Health and Safety Law including, without limitation, any toxic waster, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or by-product thereof, radon, radioactive materials, asbestos or asbestos containing material, urea formaldehyde foam insulation, lead or polychlorinated biphenyls.

(d)

“Governmental Authority” means any federal, state, local or foreign government, political subdivision or governmental or regulatory authority, agency, board, bureau, commission, instrumentality or court or quasi-governmental authority.

General Provisions.

(a)

This Agreement shall be governed by the laws of the state of Washington.

(b)

This Agreement represents the entire Agreement and sole understanding among the parties with respect to the Property, and no amendment or alteration of the terms of this Agreement shall be effective unless set forth in writing signed by each of the parties to this Agreement.

(c)

Time is of the essence in the performance of the terms of this Agreement.

(d)

This Agreement is not assignable by any party, either as to the rights or obligations contained herein, without the express written consent of the other party, and any such purported assignment shall be void.

(e)

Any notice required or permitted hereunder shall be in writing and delivered by certified or registered mail, return receipt requested, and shall be effective when received at the address of the parties reflected above.  Either party may change its address by delivering written notice thereof to the other party.

IN WITNESS WHEREOF the parties hereby have executed this Agreement as of the date first above written.

PURCHASER:

SELLER:

Silver Eagle Mining Company

Aberdeen Idaho Mining Company

By:___________________________

By:___________________________

     Dennis M. O’Brien

      Robert W. O’Brien

     Assistant Secretary

      Secretary

STATE OF IDAHO

)

) ss.

COUNTY OF

SHOSHONE

)

On this _____ day of May , 2002, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Dennis M. O’Brien, known or identified to me to be the Assistant Secretary of Silver Eagle Mining Company, the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.

____________________________________

Notary Public

Residing at __________________________

My Commission Expires:_______________

STATE OF WASHINGTON

)

) ss.

County of Spokane

)

On this _____ day of May 2002, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Robert W. O’Brien, known or identified to me to be the Secretary of Aberdeen Idaho Mining Company, the authorized individual who executed the instrument on behalf of said company, and acknowledged to me that such company executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.

____________________________________

Notary Public

Residing at __________________________

My Commission Expires:_______________

EXHIBIT A

PROPERTIES

Unpatented Claims

IMC No.

Claim Name

17760

Willkie No. 18

17744*

Willkie No. 6

17754*

Willkie No. 8

17746*

Willkie No. 9

17750*

Willkie No. 9 Fraction

17747*

Willkie No. 10

17751*

Willkie No. 12

17752*

Willkie No. 12 Fraction

17756*

Willkie No. 14

17757*

Willkie No. 15

17755*

Willkie No. 15 Fraction

17758*

Willkie No. 16

17759*

Willkie No. 17

17745*

Willkie No. 19

17749*

Willkie No. 19 Fraction

17748*

Willkie No. 20

17737*

Willkie No. 21

•

These claims are not in good standing and by this document Purchaser is acquiring Seller’s rights related to any possible appeal of the Bureau of Land Management’s decision of October 1, 2001 relating to the claims.

EXHIBIT "B"

QUITCLAIM DEED

ABERDEEN IDAHO MINING COMPANY, an Idaho corporation qualified to conduct business and in good standing in the State of Idaho (hereinafter referred to as “Transferor”), whose address is 601 W. Main Street, Suite 1017, Spokane, Washington, 99201, in consideration of the sum of ten dollars ($10.00) and other valuable consideration paid to Transferor by SILVER EAGLE MINING COMPANY (hereinafter referred to as “Transferee”), whose address is Box 469, 413 Cedar Street, Wallace, ID 83873, said consideration hereby acknowledged by Transferor, hereby remises, releases and forever quitclaims to Transferee all of its interests in and to the property further described in Exhibit A attached hereto and by this reference made a part thereof (hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD, all and singular the described property, together with the tenements, hereditaments and appurtenances belonging to such property, or in anywise appertaining, and the rents, issues and profits of such property to Transferee and Transferee’s heirs and assigns forever.

IN WITNESS WHEREOF, Transferor has caused this Quitclaim Deed to be executed this _____ day of May, 2002.

TRANSFEROR

ABERDEEN IDAHO MINING COMPANY

By

Robert W. O’Brien, Secretary

ACKNOWLEDGEMENT

STATE OF Washington

)

) ss.

County of Spokane

)

On this _____ day of May 2002, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Robert W. O’Brien, known or identified to me to be the Secretary of ABERDEEN IDAHO MINING COMPANY, the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.

____________________________________

Notary Public

Residing at __________________________

My Commission Expires: _______________

EXHIBIT A

to Quitclaim Deed

Aberdeen to Silver Eagle

PROPERTY DESCRIPTION

UNPATENTED MINING CLAIMS

IMC No.

Claim Name

17760

Willkie No. 18

17744

Willkie No. 6

17754

Willkie No. 8

17746

Willkie No. 9

17750

Willkie No. 9 Fraction

17747

Willkie No. 10

17751

Willkie No. 12

17752

Willkie No. 12 Fraction

17756

Willkie No. 14

17757

Willkie No. 15

17755

Willkie No. 15 Fraction

17758

Willkie No. 16

17759

Willkie No. 17

17745

Willkie No. 19

17749

Willkie No. 19 Fraction

17748

Willkie No. 20

17737

Willkie No. 21